                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)     August 27, 2003
                                                    ---------------------------

                               SSP SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-26227               33-0757190
           --------                      ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA   92614
--------------------------------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code         (949) 851-1085
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Nasdaq Listing
--------------

         On August 27, 2003, SSP Solutions, Inc. ("Company") issued a press release discussing the status of its Nasdaq listing. The full text of the press release is attached as Exhibit 99.1 and incorporated by reference into this Form 8-K.

Settlement of Lease Obligations
-------------------------------

         On September 3, 2003, the Company issued a press release discussing the settlement of certain real property lease obligations as of August 29, 2003. The full text of the press release is attached as Exhibit 99.3 and incorporated by reference into this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exhibit
                  Number   Description
                  ------   -----------

                  99.1 Press release dated August 27, 2003 relating to status of Nasdaq listing

                  99.2 Press release dated September 2, 2003 relating to results of operations and financial condition

                  99.3 Press release dated September 3, 2003 relating to lease termination

                  99.4 Agreement of Settlement on Stipulated Judgment dated August 29, 2003 between SSP Solutions, Inc. and Research Venture, LLC

                  99.5 Lease Surrender and Termination Agreement dated August 29, 2003 between SSP Solutions, Inc. and Research Venture, LLC

                  99.6 Amended Stipulation for Entry of Judgment dated August 29, 2003 between SSP Solutions, Inc. and Research Venture, LLC

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 2, 2003, the Company issued a press release discussing its results of operations for the second quarter of 2003. A copy of the press release is provided with this report as Exhibit 99.2 and incorporated by reference into this Item 12.

         The information contained or incorporated by reference in this Item 12 is being "furnished to" the SEC in accordance with SEC Release Nos. 33-8216 and 34-47226 and shall not be deemed "filed with" the SEC for purposes of Section 18 of the Securities Exchange of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained or incorporated by reference in this Item 12 shall not be deemed incorporated by reference into any registration statement, proxy statement or other report except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2003             SSP SOLUTIONS, INC.

                                     By:  /s/ THOMAS E. SCHIFF
                                          --------------------------------------
                                          Thomas E. Schiff, Chief Financial
                                            Officer

                         EXHIBITS FILED WITH THIS REPORT

 Exh. No.   Description
 --------   -----------

   99.1 Press release dated August 27, 2003 relating to status of Nasdaq listing

   99.2 Press release dated September 2, 2003 relating to results of operations and financial condition

   99.3    Press release dated September 3, 2003 relating to lease termination

   99.4 Agreement of Settlement on Stipulated Judgment dated August 29, 2003 between SSP Solutions, Inc. and Research Venture, LLC

   99.5 Lease Surrender and Termination Agreement dated August 29, 2003 between SSP Solutions, Inc. and Research Venture, LLC

   99.6 Amended Stipulation for Entry of Judgment dated August 29, 2003 between SSP Solutions, Inc. and Research Venture, LLC